UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On May 26, 2026, Pacira BioSciences, Inc. issued the following press release in connection with its 2026 Annual Meeting of Stockholders:

Pacira BioSciences Sets the Record Straight Regarding DOMA’s Misleading Statements About Pacira’s Intellectual Property Strategy

Urges Stockholders to Vote “FOR” the Election of Pacira’s Highly Qualified Nominees on the BLUE Proxy Card Today

BRISBANE, Calif., May 26, 2026 — Pacira BioSciences, Inc. (Nasdaq: PCRX) (the “Company” or “Pacira”), the industry leader in its commitment to deliver innovative, non-opioid pain therapies to transform the lives of patients, today issued the following statement with important facts stockholders should know regarding Pacira’s intellectual property (IP) strategy, and DOMA Perpetual Capital Management LLC’s (“DOMA Perpetual” or “DOMA”)1 recent inaccurate statements:

DOMA’s claims demonstrate a fundamental lack of understanding of Pacira’s business, intellectual property (IP) strategy, Paragraph IV certifications and the biopharmaceutical industry at large. Pacira has clearly and frequently communicated information regarding patent awards or infringement litigation to its stockholders and remains committed to doing so. Pacira strongly believes that the EXPAREL franchise is strong and its patent estate protects the Company from multiple directions.

Here are the facts:

•Pacira’s initial patent litigation commenced in 2021 and continued through 2024. There is no precedential value to this case, which only involved one EXPAREL patent (the ‘495 patent). The ‘495 patent was litigated in the United States District Court for the District of New Jersey.

•Following the Court’s decision, Pacira secured a favorable reexamination of its ‘495 patent from the U.S. Patent and Trademark Office (USPTO). Importantly, during this process, any weakness in this patent, which is from the Erucic Acid Family, was addressed through amended claims that added volume limitations and resolved other issues noted in the New Jersey Court’s opinion. The ‘495 patent has been reissued, and the Company believes it is now the strongest in the Erucic Acid Family of patents.

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1 DOMA Perpetual Capital Management LLC is affiliated with certain other persons and entities identified in DOMA Perpetual’s definitive proxy solicitation materials dated May 13, 2026.

•None of EXPAREL’s “Orange Book” listed patents are manufacturing patents. The 21 patents currently listed in the Orange Book comprise chemical composition and product-by-process patents covering the drug product, as well as method-of-use patents. Manufacturing patents are not Orange Book listable by statute.

•Pacira engineered a new enhanced, larger-scale EXPAREL manufacturing process in San Diego that produced a more consistent and stable multivesicular liposome with improved yield and particle-size distribution. Because these results were unexpected, this was a patentable invention and became the ‘940 patent, which provides protection into July 2044.

•The ‘940 patent is the first of a new, second family of EXPAREL patents that has never been previously challenged or litigated. While the Company believes the Erucic Acid Family is strong, Pacira believes this second patent family is even stronger.

•The novelty of the ‘940 patent and its family derives from the large dataset of in vitro release assay (IVRA) batch data measured from every batch of EXPAREL. A separate USPTO examiner from the first family allowed the patent after considering the Court’s opinion in the ‘495 patent litigation.

•The Fresenius Kabi Settlement was a strategic win for stockholders, giving Pacira full exclusivity for EXPAREL through early 2030 and a gradual, capped market entry until 2039. This presents a clear runway to execute Pacira’s diversification strategy without the rapid decline and disruption normally seen with generic entry.

•Pacira has taken critical steps to strengthen its IP and mitigate litigation risk, including expanding EXPAREL’s patent estate to 21 Orange Book listed patents across two families, which provide exclusivity through the mid-2040s. The Company expects additional patents to be issued, which will be added to this robust patent estate.

•The potential for additional generic competition is a common dynamic with successful products like EXPAREL and is inherent to the biopharmaceutical industry. Pacira continues to innovate with the expectation that additional patents will be issued.

•Importantly, the two most recent Paragraph IV generic challenges only mean that Abbreviated New Drug Applications (ANDAs) have been filed with the U.S. Food and Drug Administration (FDA). It does not mean these generic challengers have FDA approvable products with demonstrated bioequivalence to EXPAREL that have been manufactured at commercial scale.

•A Paragraph IV challenge is a gatekeeping standard for the FDA to accept an ANDA for filing and occurs before a substantive review takes place. The Company is in the early stages of this litigation, and as an active legal matter Pacira is limited in what it can say.

•Pacira has filed a patent infringement lawsuit in the United States District Court for the District of Delaware. The IVRA family has never been challenged or litigated, and the matter will be considered by a different court.

•With the strength of Pacira’s IP, ANDA filers must now overcome both families of EXPAREL patents, manufacture their products on a commercial scale, establish bioequivalence to EXPAREL and secure approval from the FDA. Pacira believes these are significant hurdles to overcome.

•Publicly sharing details around Pacira’s legal strategy, as DOMA is requesting, is not in the best interest of the Company’s stockholders.

•Pacira strongly believes in the strength of its intellectual property and believes the Company is taking the necessary steps to protect the interests of the business, patients and stockholders.

DOMA’s recent claims are another example of haphazard engagement and a concerning lack of fundamental understanding about biopharmaceutical patents. Don’t let DOMA distract you with inaccurate information in their attempt to disrupt the positive momentum your board and management team have developed. Pacira is only in year two of its five-year, 5x30 strategy, and execution is already delivering tangible results. The Company believes it has substantial upside potential supported by strong fundamentals and sustained growth trajectory. Pacira remains resolutely focused on maximizing stockholder value with the continued execution of its strategy.

Pacira encourages stockholders to vote the BLUE proxy card today “FOR” each of Pacira’s three highly qualified board nominees and DISREGARD any white proxy card you may receive from DOMA.

If you have questions or require assistance with voting your shares, please contact Pacira’s proxy solicitor:

D.F. King & Co., Inc. at +1 (800) 714-3310 (toll-free from the U.S. and Canada) or +1 (646) 981-1286 (banks and brokers) or email PCRX@dfking.com.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor and Perkins Coie LLP is acting as legal counsel to Pacira.

About Pacira

Pacira delivers innovative, non-opioid pain therapies to transform the lives of patients. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block, an adductor canal nerve block, and a sciatic nerve block in the popliteal fossa for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and iovera®°, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. The company is also advancing a pipeline of clinical-stage assets for musculoskeletal pain and adjacencies, its most advanced product candidate, PCRX-201 (enekinragene inzadenovec), a novel locally administered gene therapy, is in Phase 2 clinical development for osteoarthritis of the knee. To learn more about Pacira, visit www.pacira.com.

Forward-Looking Statements

Any statements in this document about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2026 Annual Meeting of Stockholders; Pacira’s board of directors and the contributions of new directors and director nominees; ‘5x30’, our growth and business strategy, our future outlook, the strength and efficacy of our intellectual property protection and patent terms, our future growth potential and future financial and operating results and trends, our plans, objectives, expectations (financial or otherwise) and intentions, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio and product development programs, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and any other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from these indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses and/or assets will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and United States economic conditions (including tariffs, inflation and rising interest rates), and our business, including our revenues, financial condition, cash flows and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA, iovera° and any of our other product candidates, including but not limited to PCRX-201 (enekinragene inzadenovec) and PCRX-2002; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of United States Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary high-capacity adenovirus (“HCAd”) vector platform; the approval of the commercialization of our products in other jurisdictions (by either us or our partners); clinical trials in support of an existing or potential HCAd-based product candidate; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the company; the anticipated funding or benefits of our share repurchase program; and factors discussed in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that it periodically makes with the U.S. Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this document represent Pacira’s views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira’s views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

Important Additional Information Regarding Proxy Solicitation

On April 28, 2026, Pacira filed a definitive proxy statement on Schedule 14A and BLUE proxy card with the SEC in connection with its solicitation of proxies for Pacira’s 2026 annual meeting of stockholders (the “2026 Proxy Statement,” and such meeting the “2026 Annual Meeting”). This document is not a substitute for the 2026 Proxy Statement or any other document that Pacira has filed or may file with the SEC in connection with any solicitation by Pacira. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF PACIRA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PACIRA’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

Participants in the Solicitation

Pacira, its directors, director nominees, certain of its executive officers, and other employees may be deemed participants in the solicitation of proxies from stockholders in respect of the 2026 Annual Meeting. Information regarding the names of such persons and their respective interests in Pacira by security holdings or otherwise is set forth in the 2026 Proxy Statement. Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” “Stock Ownership Information” and “Appendix D—Supplemental Information Regarding Participants in the Solicitation” in the 2026 Proxy Statement. To the extent holdings of Pacira’s directors, director nominees, and executive officers who may be deemed to be participants in the solicitation in Pacira’s securities have changed since the amounts described in the 2026 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, as applicable.

Additional information can also be found in Pacira’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. Details concerning potential participants in the solicitation, including Pacira’s director nominees for election at the 2026 Annual Meeting, are also included in the 2026 Proxy Statement. These documents, including the 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at https://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

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Investor Contact: Susan Mesco, (973) 451-4030 susan.mesco@pacira.com	Media Contact: Kim Hamilton, (973) 254-4644 kim.hamilton@pacira.com